INDEX TO EXHIBITS



Exhibit No.



22            Subsidiaries of the Registrant.




                         CANAL CAPITAL CORPORATION
                              717 FIFTH AVENUE
                            NEW YORK, NY  10022



SUBSIDIARIES                                       IDENTIFICATION #

SY Trading Corp.                                       13-3244066
Omaha Livestock Market, Inc.                           47-0582031
Union Stockyards Co. of Fargo                          45-0205040
Sioux Falls Stockyards Company                         46-0189565
Wheeling Industrial Corporation                        36-2545924
Canal Galleries Corporation                            13-3492920
Canal Arts Corporation                                 13-3492921




DIVISIONS

Canal Capital Corporation (parent)                     51-0102492
St. Joseph Stockyards
St. Paul Union Stockyards
Sioux City Stockyards





Note:  All subsidiaries are 100% owned














                         FORM 10-K - ITEM 14(a)(3)
                 CANAL CAPITAL CORPORATION AND SUBSIDIARIES


                             INDEX TO EXHIBITS



(a)  3.  Exhibits -

         The following exhibits required by Item 601 of Regulations S-K are filed as part of this report. For convenience of reference, the exhibits are listed according to the numbers appearing in Table I to Item 601 of Regulation S-K. Each exhibit which is incorporated by reference and the document in which such exhibit was originally filed are indicated in parentheses immediately following the description of such exhibit.


Exhibit No.

         3(a) Restated Certificate of Incorporation (filed as Exhibit 3(a) to the Registrant's Registration Statement on Form 10 filed with the Securities and Exchange Commission on May 3, 1984 (the "Form 10") and incorporated herein by reference).

         3(b)      Bylaws  (filed  as  Exhibit  3(b)  to  the  Registrant's
                   Registration    Statement  on  Form  10 and incorporated
                   herein by reference).

         3(c) Certificate of Amendment of the Restated Certificate of Incorporation dated September 22, 1988 (filed as Exhibit 3(c) to the Registrant's Form 10-K filed January 29, 1989 and incorporated herein by reference).

         10(a) 1984 Stock Option Plan (1) (see Exhibit A included in the Registrant's Proxy Statement dated January 31, 1985, relating to the annual meeting of stockholders held March 18, 1985, which exhibit is incorporated herein by reference).

         10(b)     Form  of  Incentive  Stock  Option  Agreement  (filed as
                   Exhibit 10(b) to the Registrant's Form 10-K filed January 31, 1986 and incorporated herein by reference).

         10(c)     Form  of  Nonstatutory  Stock Option Agreement (filed as
                   Exhibit 10(c) to the Registrant's Form 10-K filed January 31, 1986 and incorporated herein by reference).

         10(d) 1985 Directors' Stock Option Plan (1) (See Exhibit A included in the Registrant's Proxy Statement dated January 31, 1986, relating to the annual meeting of stockholders held March 12, 1986, which exhibit is incorporated herein by reference).


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                 CANAL CAPITAL CORPORATION AND SUBSIDIARIES
                        INDEX TO EXHIBITS, CONTINUED


Exhibit No.


         10(e)     Form  of  Directors'  Stock  Option  Agreement (filed as
                   Exhibit 10(ab) to the Registrant's Form 10-K filed January 29, 1986 and incorporated herein by reference).

         10(f) Master Ground Lease, dated October 27, 1989 by and between USK Acquisition Corporation, Canal Capital Corporation, Omaha Livestock Market, Inc. and Sioux
                   Falls Stock Yards Company (filed as Exhibit 10(am) to the Registrant's Form 8-K filed November 9, 1989 and incorporated herein by reference).

         10(g) Agreement of Lease dated January 14, 1994 by and between The Equitable Life Assurance Society of the United States, Intelogic Trace Incorporated, Datapoint Corporation and Canal Capital Corporation (filed as
                   Exhibit 10 (bp) to the Registrant's Form 10-K filed January 27, 1995 and incorporated herein by reference).

         10(h) General Release dated December 19, 1996 by and between Waste Management Disposal Services of Oregon, Inc. and Canal Capital Corporation (filed as Exhibit 10 (by) to the Registrant s Form 10-K filed January 24, 1997 and incorporated herein by reference).

         10(i) $325,000 Promissory Note dated December 19, 1996 by and between Waste Management Disposal Services of Oregon, Inc. and Canal Capital Corporation (filed as Exhibit 10
                   (bz) to the Registrant s Form 10-K filed January 24, 1997 and incorporated herein by reference).

         10(j) Stock Pledge and Security Agreement dated January 8, 1998 by and between Canal Capital Corporation, SY Trading Corporation and CCC Lending Corporation (filed as Exhibit 10 (ai) to the Registrant s Form 10-K filed January 30, 1998 and incorporated herein by reference).

         10(k) Note Exchange and Loan Agreement dated January 8, 1998 by and between Canal Capital Corporation, Michael E. Schultz, Michael E. Schultz Defined Benefit Trust, Lora
                   K. Schultz, Roger A. Schultz, Roger A. Schultz Pension Plan, Richard A. Schultz, Edelman Value Partners, L.P., Edelman Value Fund, LTD, Maria Regina Mayall Edelman and SES Trust (filed as Exhibit 10 (aj) to the Registrant s Form 10-K filed January 30, 1998 and incorporated herein by reference).


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                 CANAL CAPITAL CORPORATION AND SUBSIDIARIES
                        INDEX TO EXHIBITS, CONTINUED


Exhibit No.


         10(l) Collateral Agency Agreement dated January 8, 1998 by and between Canal Capital Corporation, CCC Lending Corporation, Michael E. Schultz, Michael E. Schultz
                   Defined Benefit Trust, Lora K. Schultz, Roger A. Schultz, Roger A. Schultz Pension Plan, Richard A. Schultz, Edelman Value Partners, L.P., Edelman Value Fund, LTD, Maria Regina Mayall Edelman and SES Trust (filed as Exhibit 10 (ak) to the Registrant s Form 10-K filed January 30, 1998 and incorporated herein by reference).

         10(m) Assignment Agreement dated January 8, 1998 by and between Deltec Asset Management Corporation, Hanseatic Corporation, Michael E. Schultz, Michael E. Schultz
                   Defined Benefit Trust, Lora K. Schultz, Roger A. Schultz, Roger A. Schultz Pension Plan, Richard A. Schultz, Edelman Value Partners, L.P., Edelman Value Fund, LTD, Maria Regina Mayall Edelman and SES Trust (filed as Exhibit 10 (al) to the Registrant s Form 10-K filed January 30, 1998 and incorporated herein by reference).

         10(n) Assignment Agreement dated January 8, 1998 by and b e t ween Guaranty Reassurance Company, Michael E. Schultz, Michael E. Schultz Defined Benefit Trust, Lora
                   K. Schultz, Roger A. Schultz, Roger A. Schultz Pension Plan, Richard A. Schultz, Edelman Value Partners, L.P., Edelman Value Fund, LTD, Maria Regina Mayall Edelman and SES Trust (filed as Exhibit 10 (am) to the Registrant s Form 10-K filed January 30, 1998 and incorporated herein by reference).

         10(o) Security Agreement dated January 8, 1998 by and between Canal Capital Corporation, Canal Galleries Corporation, Canal Arts Corporation and CCC Lending Corporation (filed as Exhibit 10 (an) to the Registrant s Form 10-K filed January 30, 1998 and incorporated herein by reference).

         10(p) $1,000,000 Promissory Note dated January 8, 1998 by and between Michael E. Schultz and Canal Capital Corporation (filed as Exhibit 10 (ao) to the Registrant s Form 10-K filed January 30, 1998 and incorporated herein by reference).

         10(q) $242,000 Promissory Note dated January 8, 1998 by and between Michael E. Schultz Defined Benefit Trust and Canal Capital Corporation (filed as Exhibit 10 (ap) to the Registrant s Form 10-K filed January 30, 1998 and incorporated herein by reference).


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                 CANAL CAPITAL CORPORATION AND SUBSIDIARIES
                        INDEX TO EXHIBITS, CONTINUED



Exhibit No.


         10(r) $229,000 Promissory Note dated January 8, 1998 by and between Lora K. Schultz and Canal Capital Corporation (filed as Exhibit 10 (aq) to the Registrant s Form 10-K filed January 30, 1998 and incorporated herein by reference).

         10(s)     $186,000  Promissory  Note  dated January 8, 1998 by and
                   between Roger A. Schultz  Pension Plan and Canal Capital
                   Corporation
                    (filed as Exhibit 10 (ar) to the Registrant s Form 10-K
filed              January 30, 1998 and incorporated herein by reference).

         10(t) $143,000 Promissory Note dated January 8, 1998 by and between Richard A. Schultz and Canal Capital Corporation (filed as Exhibit 10 (as) to the Registrant s Form 10-K filed January 30, 1998 and incorporated herein by reference).

         10(u) $350,000 Promissory Note dated January 8, 1998 by and between Edelman Value Partners, L.P. and Canal Capital C o r p o ration (filed as Exhibit 10 (at) to the Registrant s Form 10-K filed January 30, 1998 and incorporated herein by reference).

         10(v) $550,000 Promissory Note dated January 8, 1998 by and between Edelman Value Fund, LTD and Canal Capital
                   C o r p o ration (filed as Exhibit 10 (au) to the Registrant s Form 10-K filed January 30, 1998 and incorporated herein by reference).

         10(w) $300,000 Promissory Note dated January 8, 1998 by and between Maria Regina Mayall Edelman and Canal Capital C o r p o ration (filed as Exhibit 10 (av) to the Registrant s Form 10-K filed January 30, 1998 and incorporated herein by reference).

         10(x) $200,000 Promissory Note dated January 8, 1998 by and between SES Trust and Canal Capital Corporation (filed as Exhibit 10 (aw) to the Registrant s Form 10-K filed January 30, 1998 and incorporated herein by reference).

         10(y) $500,000 Promissory Note dated January 8, 1998 by and between Roger A. Schultz and Canal Capital Corporation (filed as Exhibit 10 (ax) to the Registrant s Form 10-K filed January 30, 1998 and incorporated herein by reference).

         22        Subsidiaries of the registrant.




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